Exhibit 99.2

CION Investment Corporation Second Quarter 2023 Earnings Presentation

Disclosures and Forward - Looking Statements 2 The information contained in this earnings presentation should be viewed in conjunction with the earnings conference call of CION Investment Corporation (NYSE : CION) (“CION” or the “Company”) held on August 9 , 2023 as well as the Company’s Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2023 that was filed with the Securities and Exchange Commission (the “SEC”) on August 9 , 2023 . The information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of the Company . This earnings presentation may contain forward - looking statements that involve substantial risks and uncertainties, including the impact of inflation, rising interest rates, supply - chain disruptions and the risk of recession on the business, future operating results, access to capital and liquidity of the Company and its portfolio companies . You can identify these statements by the use of forward - looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology, including references to assumptions, forecasts of future results, shareholder diversification, institutional research coverage and availability and access to capital . You should read statements that contain these words carefully because they discuss the Company’s plans, strategies, prospects and expectations concerning its business, operating results, financial condition and other similar matters . These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control, such as the price at which the Company’s shares of common stock will trade on the NYSE . Any forward - looking statement made by the Company in this earnings presentation speaks only as of the date on which the Company makes it . Factors or events that could cause the Company’s actual results to differ, possibly materially from its expectations, include, but are not limited to, the risks, uncertainties and other factors the Company identifies in the sections entitled “Risk Factors” and “Forward - Looking Statements” in filings the Company makes with the SEC, and it is not possible for the Company to predict or identify all of them . The Company undertakes no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . This earnings presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy the Company’s common stock or any other securities nor will there be any sale of common stock or any other securities referred to in this earnings presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction . Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by the Company or as legal, accounting or tax advice . An investment in securities of the type described herein presents certain risks . The Company is managed by CION Investment Management, LLC, an affiliate of the Company . Nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance . The information contained in this earnings presentation is summary information that is intended to be considered in the context of other public announcements that the Company may make, by press release or otherwise, from time to time . The Company undertakes no duty or obligation to publicly update or revise the information contained in this earnings presentation, except as required by law . These materials contain information about the Company, certain of its personnel and affiliates and its historical performance . You should not view information related to past performance of the Company as indicative of its future results, the achievement of which cannot be assured . Past performance does not guarantee future results, which may vary . The value of investments and the income derived from investments will fluctuate and can go down as well as up . A loss of principal may occur .

3 Selected Financial Highlights (1) The discussion of the investment portfolio excludes short term investments. (2) Total debt outstanding excludes netting of debt issuance costs. Please refer to page 10 for debt net of issuance costs . (3) Includes a special distribution of $0.27 per share during the quarter ended December 31, 2022.

4 (1) The discussion of the investment portfolio excludes short term investments. Second Quarter and Other Highlights – Ended June 30, 2023 ▪ Net investment income and earnings per share for the quarter ended June 30 , 2023 were $ 0 . 43 per share and $ 0 . 51 per share, respectively ; ▪ Net asset value per share was $ 15 . 31 as of June 30 , 2023 compared to $ 15 . 11 as of March 31 , 2023 . The increase was primarily due to the Company out earning its distribution for the period and mark - to - market adjustments to the Company’s portfolio ; ▪ As of June 30 , 2023 , the Company had $ 986 million of total principal amount of debt outstanding, of which 71 % was comprised of senior secured bank debt and 29 % was comprised of unsecured debt . The Company’s net debt - to - equity ratio was 1 . 04 x as of June 30 , 2023 compared to 1 . 02 x as of March 31 , 2023 ; ▪ As of June 30 , 2023 , the Company had total investments at fair value of $ 1 , 688 million in 112 portfolio companies across 24 industries . The investment portfolio was comprised of 89 . 3 % senior secured loans, including 87 . 0 % in first lien investments ; 1 ▪ During the quarter, the Company funded new investment commitments of $ 62 million, funded previously unfunded commitments of $ 8 million, and had sales and repayments totaling $ 55 million, resulting in a net increase to the Company's funded portfolio of $ 15 million ; ▪ As of June 30 , 2023 , investments on non - accrual status amounted to 1 . 7 % and 4 . 8 % of the total investment portfolio at fair value and amortized cost, respectively ; ▪ During the quarter, the Company repurchased 328 , 628 shares of its common stock under its 10 b 5 - 1 trading plan at an average price of $ 9 . 81 per share for a total repurchase amount of $ 3 . 2 million . Through June 30 , 2023 , the Company repurchased a total of 2 , 325 , 622 shares of its common stock under its 10 b 5 - 1 trading plan at an average price of $ 9 . 57 per share for a total repurchase amount of $ 22 . 3 million, and ; ▪ During the quarter, the Company amended its senior secured credit facilities with JPMorgan Chase Bank, National Association and UBS AG to, among other things, extend the maturity dates for one year to May 2025 and November 2024 , respectively . DISTRIBUTIONS ▪ For the quarter ended June 30 , 2023 , the Company paid a regular quarterly distribution totaling $ 18 . 6 million, or $ 0 . 34 per share ; and ▪ On August 7 , 2023 , the Company’s co - chief executive officers declared (i) a third quarter 2023 regular distribution of $ 0 . 34 per share payable on September 15 , 2023 to shareholders of record as of September 1 , 2023 and (ii) a supplemental distribution of $ 0 . 05 per share for both the third and fourth quarters of 2023 , payable on October 16 , 2023 and January 15 , 2024 , respectively, to shareholders of record as of September 29 , 2023 and December 29 , 2023 , respectively .

Investment Activity ▪ New investment commitments for the quarter were $62 million, all of which were funded. ▪ New investment commitments were made across 4 new and 8 existing portfolio companies. ▪ Fundings of previously unfunded commitments for the quarter were $8 million. ▪ Sales and repayments totaled $55 million for the quarter, which included the full repayment of the investment in 1 portfolio com pany. The discussion of the investment portfolio excludes short term investments. Unfunded c ommitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which ma y b e shorter than the loan’s maturity date. 5

6 Portfolio Asset Composition 87% 89% 90% 90% 93% 2% 2% 2% 2% 1% 0% * 0% * 0% * 0% * 0% * 1% 1% 2% 2% 2% 10% 8% 6% 6% 4% $1,688 $1,657 $1,749 $1,797 $1,791 Q2 2023 Q1 2023 Q4 2022 Q3 2022 Q2 2022 End of Period Investments (in millions) * Less than 1%. The discussion of the investment portfolio is at fair value and excludes short term investments. 88% 87% 99% 84% 98% 14% 1% 7% 5% 13% 1% 2% 1% $62 $15 $92 $134 $184 Q2 2023 Q1 2023 Q4 2022 Q3 2022 Q2 2022 New Investment Commitments (in millions)

7 INTERNAL INVESTMENT RISK RATINGS (1) (% of Total Portfolio, Fair Value) Q2 2023 NON - ACCRUAL % (1) Higher Credit Quality Lower Credit Quality Credit Quality of Investments 4.83% 1.69% Amortized Cost Fair Value (1) The discussion of the investment portfolio excludes short term investments. * - Less than 1%.

89.3% Senior Secured Debt Investments PORTFOLIO BY SECURITY TYPE (4) PORTFOLIO BY INTEREST RATE TYPE (4) 87.0% 2.3% 9.6% 0.1% 1.0% ▪ First Lien Debt (87.0%) ▪ Second Lien Debt (2.3%) ▪ Equity (9.6%) ▪ Collateralized Securities & Structured Products: Equity (0.1%) ▪ Unsecured Debt (1.0%) ▪ Floating Interest Rate Investments (82.6%) ▪ Fixed Interest Rate Investments (7.4%) ▪ Non - Income Producing Investments (6.6%) ▪ Other Income Producing Investments (3.4%) Portfolio Summary 8 (1) See endnote 4 in our press release filed with the SEC on August 9 , 2023 . (2) See endnote 5 in our press release filed with the SEC on August 9 , 2023 . (3) See endnote 6 in our press release filed with the SEC on August 9 , 2023 . (4) The discussion of the investment portfolio excludes short term investments . 82.6% 7.4% 6.6% 3.4%

Quarterly Operating Results 9

Quarterly Balance Sheet 10

11 Q2 2023 Net Asset Value Bridge Per Share Data

12 Total Commitment Amount Principal Amount Outstanding Interest Rate Maturity Date JPM Credit Facility $675 $600 S + 3.20% (2) 5/15/2025 UBS Facility 150 100 S + 3.53% (3) 11/19/2024 Unsecured Notes, 2026 (1) 125 125 4.50% 2/11/2026 Series A Unsecured Notes, 2026 (1) 81 81 S + 3.82% 8/31/2026 2022 Unsecured Term Loan (1) 50 50 S + 3.50% 4/27/2027 2021 Unsecured Term Loan (1) 30 30 5.20% 9/30/2024 Total Debt $1,111 $986 7.9% Debt Summary DEBT MATURITIES ($ in millions) DEBT SCHEDULE ($ in millions) $125 million in available capacity within existing senior secured facilities (1) Investment grade credit rating. (2) Bears interest at a rate of SOFR + 3.05% and a LIBOR to SOFR credit spread adjustment of 0.15%. (3) Will bear interest at a rate of SOFR + 3.20% commencing November 19, 2023.

13 Distribution Per Share and Distribution Coverage 1 (1) Includes special distributions of $0.20 per share and $0.27 per share during Q4 2021 and Q4 2022, respectively.